FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVENUE, SUITE 1000
                             OKLAHOMA CITY, OK 73102

THOMAS J. KENAN                                           TELEPHONE 405-235-2575
Of Counsel                                                FACSIMILE 405-232-8384
                                                        E-MAIL kenan@ftpslaw.com


                                  May 10, 2000




Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

                                            Re:    Starfest, Inc.

Dear Mr. Huemmer:

        The undersigned is named in the Form S-4 Registration Statement of Starfest, Inc. (the "Company"), a California corporation, which registration statement is to be filed with the Securities and Exchange Commission in connection with a proposed merger with Concierge, Inc., a Nevada corporation. The capacity in which the undersigned is named in such S-4 Registration Statement is that of counsel to the Company and as a person who has given an opinion on the validity of the securities being registered and upon other legal matters concerning the registration or offering of the securities described therein.

        The undersigned hereby consents to being named in such Form S- 4 Registration Statement in the capacity therein described.

                                            Sincerely,

                                            /s/ Thomas J. Kenan
                                            ------------------------------------
                                            Thomas J. Kenan

                                                                      Exhibit 23
                                                                Page 1 of 1 Page

                                 BRAD B. HAYNES
                           Certified Public Accountant
                                 9050 Burton Way
                          Los Angeles, California 90048
                            Telephone (310) 273-2417
                               Fax (310) 285-0865













                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the use of our report dated March 17, 2000, with respect to the financial statements of Concierge, Inc. included in the Form S-4 Registration Statement and related Prospectus-Proxy Statement of Starfest, Inc. for the registration of 96,957,713 common shares.



                                            /s/ Brad B. Haynes
                                            ------------------------------------
                                            Brad B. Haynes



Los Angeles, California
May 18, 2000

                                                                    Exhibit 23.1
                                                                Page 1 of 1 Page

                                JAAK (JACK) OLESK
                           Certified Public Accountant
                        270 North Canon Drive, Suite 203
                             Beverly Hills, CA 90210
                                  (310-288-0693













                          INDEPENDENT AUDITOR'S CONSENT



        I consent to the use of my report dated February 9, 2000, with respect to the financial statements of Starfest, Inc. included in the Form S-4 Registration Statement of Starfest, Inc.



                                        /s/ Jaak Olesk
                                        ----------------------------------------
                                            JAAK OLESK



Beverly Hills, California
February 9, 2000

                                                                    Exhibit 23.2
                                                                Page 1 of 1 Page

                                  HARRY F. CAMP
                               1150 Bayhill Drive
                               San Bruno, CA 94066









Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ Harry F. Camp
                                        ----------------------------------------
                                         Harry F. Camp



Dated:  May 3, 2000

                                                                    Exhibit 23.3

                       JOHN CONNERS The Ayco Company L.P.
                       17877 Von Karman Avenue, Suite 500
                                Irvine, CA 92614











Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/John Conners
                                        ----------------------------------------
                                        John Conners



Dated:  May ____, 2000

                                                                    Exhibit 23.4

                               F. PATRICK FLAHERTY
                                 637 29th Street
                            Manhattan Beach, CA 90266












Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ F. Patrick Flaherty
                                        ----------------------------------------
                                        F. Patrick Flaherty



Dated:  April 28, 2000

                                                                    Exhibit 23.5

                               DONALD V. FLUKEN
                                 313 Pagosa Way
                                Fremont, CA 94539











Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ Donald V. Fluken
                                        ----------------------------------------
                                        Donald V. Fluken



Dated:  April 28, 2000

                                                                    Exhibit 23.6

                                  ALLEN E. KAHN
                      7547 West Manchester Avenue, No. 325
                              Los Angeles, CA 90045













Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ Allen E. Kahn
                                        ----------------------------------------
                                        Allen E. Kahn



Dated:  April 30, 2000

                                                                    Exhibit 23.7

                                 JAMES E. KIRK
                                1401 Kirby, N.E.
                              Albuquerque, NM 87112










Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/James E. Kirk
                                        ----------------------------------------
                                        James E. Kirk



Dated:  May 10, 2000

                                                                    Exhibit 23.8

                               HERBERT MARCUS, III
                               5505 Wenonan Drive
                                Dallas, TX 75209








Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ Herbert Marcus, III
                                        ----------------------------------------
                                        Herbert Marcus, III



Dated:  May 1, 2000

                                                                    Exhibit 23.9

                                DAVID W. NEIBERT
                             24028 Clarington Drive
                              West Hills, CA 91304









Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ David W. Neibert
                                        ----------------------------------------
                                        David W. Neibert



Dated:  April 29, 2000

                                                                   Exhibit 23.10

                                 SAMUEL C.H. WU
                         1202 Tower 1, Admiralty Centre
                                18 Harcourt Road
                                Hong Kong, China













Michael Huemmer, President
Starfest, Inc.
9494 East Redfield Road, #1136
Scottsdale, AZ 85260

Dear Mr. Huemmer:

The undersigned consents to serve as a director of Starfest, Inc. (to be renamed Concierge Technologies, Inc.) should the proposed merger between it and Concierge, Inc. be approved and effected. Further, the undersigned consents to being named in the Form S-4 Registration Statement filed with the Securities and Exchange Commission as a person who will so serve as a director.

                                        Sincerely,


                                        /s/ Samuel C.H. Wu
                                        ----------------------------------------
                                        Samuel C.H. Wu



Dated:  May 3, 2000